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                                                                   Exhibit 10.17


                FIRST AMENDMENT TO REDUCED AND MODIFIED RENEWAL
                           REVOLVING PROMISSORY NOTE


     THIS FIRST AMENDMENT TO REDUCED AND MODIFIED RENEWAL REVOLVING PROMISSORY
NOTE is made and entered into by and among AMSOUTH BANK (the "Bank") and DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation (the "Borrower").

                              W I T N E S S E T H:
                              _ _ _ _ _ _ _ _ _ _

     WHEREAS, Borrower executed to Bank that certain Reduced and Modified Renewal Revolving Promissory Note dated December 15, 2002, in the original principal amount of TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 ($2,500,000.00) DOLLARS (the "Note"); and

     WHEREAS, the terms of the Note provided for payment of all principal and unpaid interest at maturity on the 11th day of July 2003 (the "Maturity Date"); and

     WHEREAS, the Borrower has requested that the Maturity Date of the Note be extended for one month, until August 11, 2003, and Bank has agreed to such extension; and

     WHEREAS, the parties have agreed that the Note should be amended to reflect this extension of the Maturity Date.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. The Note is amended to provide that "All principal and unpaid interest shall be payable at maturity on the 11th day of August, 2003 (the "Maturity Date").

     2. The Note is amended as stated herein, but no further or otherwise, and the terms and provisions of the Note, as hereby amended, shall be and continue to be in full force and effect. Nothing herein is intended to operate to release or diminish any right of Bank under the Note or with respect to any collateral securing the Note or with respect to any guaranty or suretyship

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agreement for the Note, all of which shall remain in full force and effect. This instrument constitutes the entire agreement of the parties with respect to the subject matter hereof.

     IN WITNESS WHEREOF, this instrument has been executed as of the 11th day of July, 2003.

                         DIVERSICARE MANAGEMENT SERVICES CO.,
                         a Tennessee corporation

                         By:  /s/ William R. Council III
                              ------------------------------
                              William R. Council III
                              Title: President


                         BANK:

                         AMSOUTH BANK

                         By:  /s/ Tim McCarthy
                              ------------------------------
                              Tim McCarthy, Vice President